UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement          [_]  Soliciting Material Pursuant to
[_]  Confidential, For Use of the              SS.240.14a-11(c) or SS.240.14a-12
     Commission Only (as permitted
     by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials




                         CATSKILL FINANCIAL CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)



--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[x]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


________________________________________________________________________________
1)   Title of each class of securities to which transaction applies:



________________________________________________________________________________
2)   Aggregate number of securities to which transaction applies:



________________________________________________________________________________
3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):



________________________________________________________________________________
4)   Proposed maximum aggregate value of transaction:



________________________________________________________________________________
5)   Total fee paid:



________________________________________________________________________________
     [_]  Fee paid previously with preliminary materials.

     [_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          1)   Amount Previously Paid:

________________________________________________________________________________
          2)   Form, Schedule or Registration Statement No.:

________________________________________________________________________________
          3)   Filing Party:

________________________________________________________________________________
          4)   Date Filed:

________________________________________________________________________________
SEC 1913 (3-99)

                                    CATSKILL
                              FINANCIAL CORPORATION
                                   ----------

                                  341 Main St.
                            Catskill, New York 12414
                                 (518) 943-3600
                                   ----------


                                                                January 14, 2000



Dear Fellow Stockholder:

On behalf of the Board of Directors and management of Catskill Financial Corporation (the "Company"), we cordially invite you to attend our Annual Meeting of Stockholders. The meeting will be held at the main office of the Company located at 341 Main Street, Catskill, New York, on Tuesday, February 15, 2000, at 7:00 p.m.

At the meeting, stockholders will be asked to elect two directors to serve for three-year terms. The Board of Directors has nominated directors George P. Jones and Hugh J. Quigley to serve for the three-year terms. Stockholders will also be asked to ratify the appointment of the Company's independent auditors.

We urge you to exercise your rights as a stockholder to vote and participate in this process. Your Board of Directors unanimously recommends that you vote "For" the nominees and the ratification of the Company's independent auditors.

Please read the enclosed Proxy Statement and then complete, sign and date the enclosed proxy card and return it in the accompanying postage prepaid return envelope as promptly as possible. We encourage you to return the proxy card even if you plan to attend the meeting. This will save the Company additional expense in soliciting proxies and will ensure that your shares are represented at the meeting.

                                            Sincerely,

                                            /s/Wilbur J. Cross

                                            Wilbur J. Cross
                                            President, Chairman of the Board and
                                            Chief Executive Officer

                                    CATSKILL
                              FINANCIAL CORPORATION
                                  341 MAIN ST.
                            CATSKILL, NEW YORK 12414
                                 (518) 943-3600

                                   ----------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                         To be Held on February 15, 2000

                                   ----------

Notice is hereby given that the Annual Meeting of Stockholders of Catskill Financial Corporation (the "Company") will be held at the main office of the Company located at 341 Main Street, Catskill, New York, on Tuesday, February 15, 2000, at 7:00 p.m.

A Proxy Card and a Proxy Statement for the meeting are included with this notice.

The meeting is for the purpose of considering and acting upon:

I. The election of two directors to serve for three-year terms and until their successors have been duly elected and qualified;

II. The ratification of the appointment of KPMG LLP as auditors for the Company for the fiscal year ending September 30, 2000; and

such other matters as may properly come before the meeting or any adjournments thereof. The Board of Directors is not aware of any other business to come before the meeting.

Any action may be taken on the foregoing proposals at the meeting on the date specified above, or on any date or dates to which the meeting may be adjourned. Stockholders of record at the close of business on December 17, 1999, (the "Record Date") are the stockholders entitled to vote at the meeting and any adjournments thereof.

You are requested to complete and sign the enclosed form of proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the meeting in person.


                       BY ORDER OF THE BOARD OF DIRECTORS

Catskill, New York
January 14, 2000

================================================================================
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED WITHIN THE UNITED STATES.
================================================================================

                                 PROXY STATEMENT

                                   ----------

                         CATSKILL FINANCIAL CORPORATION

                         ANNUAL MEETING OF STOCKHOLDERS
                                February 15, 2000

                                   ----------

This Proxy Statement is furnished in connection with the solicitation on behalf of the Board of Directors of Catskill Financial Corporation (the "Company"), the parent company of Catskill Savings Bank (the "Bank"), of proxies to be used at the annual meeting of stockholders of the Company, which will be held at the main office of the Company located at 341 Main Street, Catskill, New York, on Tuesday, February 15, 2000, at 7:00 p.m. and all adjournments of the meeting. The accompanying Notice of Meeting and this Proxy Statement are first being mailed to stockholders on or about January 14, 2000.

At the meeting, stockholders of the Company are being asked to consider and vote upon the election of two directors for three-year terms and the ratification of the appointment of KPMG LLP as the auditors of the Company for the fiscal year ending September 30, 2000. The Board of Directors has fixed December 17, 1999, as the Record Date for determining stockholders entitled to notice of and to vote at the meeting. As of the Record Date, there were 3,789,211 shares of the Company's common stock ("Common Stock"), par value $.01 per share, issued and outstanding, 77,103 of which are unvested shares issued pursuant to the Company's Management Recognition Plan (the "MRP"), that cannot be voted at the meeting.

Vote Required and Proxy Information

Each share of Common Stock is entitled to one vote on each matter to come before the meeting. Directors are elected by a plurality of votes cast at the meeting, so that, the nominees with the highest vote totals will be elected. There is no cumulative voting in the election of directors, which means that no stockholder may cast more votes in favor of any one nominee than the number of shares owned of record by that stockholder. The ratification of the appointment of KPMG LLP requires the affirmative vote of a majority of the votes cast at the meeting.

Proxy cards in the form solicited by the Board of Directors which are signed and received by the Company before or at the meeting and not revoked, will be voted in accordance with the instructions on the proxy card. If a proxy card is signed, but does not contain voting instructions, the shares represented by the proxy will be voted in favor of the nominees for director named in this Proxy Statement and in favor of the proposal to ratify the appointment of KPMG LLP. The Company does not know of any matters, other than those described in this Proxy Statement, that are to come before the meeting. If any other matters are properly presented at the meeting for action, including the adjournment of the meeting, the Board of Directors, as the holders of the proxies solicited by the Board, will have the discretion to vote on such matters in accordance with their best judgment.

If 1,263,070 shares of the Common Stock are present in person or represented by proxy at the meeting, there will be a quorum, which will allow the meeting to commence. Once a quorum is present, the meeting can continue, even if some stockholders leave the meeting. If a stockholder is present in person or by proxy but abstains from voting any shares, or if a broker who holds shares in the name of a nominee (also known as holding in "street name") submits a proxy or attends the meeting but does not vote those shares (also known as a "broker non-vote"), then the shares are counted as present for the purposes of determining whether there is a quorum. Those shares will not affect the vote on any matter when the vote is based on the number of votes cast at the meeting, such as the election of directors and ratification of the appointment of KPMG LLP. Abstentions and broker non-votes will have the same effect as a vote against a proposal when the result must be determined based upon the number of votes eligible to be cast at the meeting.

A proxy given pursuant to this solicitation may be revoked at any time before it is voted. Stockholders may revoke a proxy by: (i) filing with the Secretary of the Company at or before the meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the meeting; or (iii) attending the meeting and voting in person (although attendance at the meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy must be delivered to David L.
Guldenstern, Corporate Secretary, Catskill Financial Corporation, 341 Main Street, Catskill, New York 12414.

In order for any stockholder of the Company entitled to vote for the election of directors to nominate a person to the Board of Directors at any meeting, the stockholder must deliver to David L. Guldenstern, Corporate Secretary, at the Company's address, a notice of nomination in writing. The notice, which must contain the name and address of the stockholder, the class and number of shares of the Common Stock beneficially owned by the stockholder and the name of each person the stockholder proposes to nominate for director and all other information required under the Securities and Exchange Act of 1934 (the "Exchange Act"), shall be delivered or mailed to and received at the principal offices of the Company not less than 60 days prior to the date of the meeting. In the event that less than 40 days notice of the meeting is given to the stockholders, a notice of nomination must be received by the Company not later than the close of business on the tenth day following the date on which such notice of meeting was mailed or public announcement first made.


                       PROPOSAL I - ELECTION OF DIRECTORS

The Board of Directors of the Company currently consists of six members and, as provided in the Company's by-laws, it is divided into three classes, with each class of directors being elected for three-year terms. At the meeting, two directors will be elected to hold office until the annual meeting of stockholders in the year 2003 and until their successors have been elected and qualified.

The Board of Directors has nominated George P. Jones and Hugh J. Quigley for election as directors at the meeting. Mr. Jones and Mr. Quigley have consented to being nominated and to serve if elected. In case any nominee becomes unavailable for election for any presently unforeseen reason, the persons authorized to cast the votes represented by the enclosed proxy will have the right to use their discretion to vote for a substitute.

                       INFORMATION CONCERNING THE BOARD OF
                        DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is certain information, as of September 30, 1999, with respect to the nominees for director, continuing directors in office and executive officers who are not directors. There are no arrangements or understandings pursuant to which any director was selected to serve as such, and there are no family relationships between any directors or executive officers of the Company.

NOMINEES FOR TERMS EXPIRING IN 2003

                                                               Company
                                                               Director     Term as Director
Name and Age          Position With the Company and the Bank    Since           Expires
------------          --------------------------------------    -----           -------
George P. Jones, 60   Director of the Company and the Bank      1995             2000

Hugh J. Quigley, 50   Director of the Company and the Bank      1995             2000


                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
              THAT STOCKHOLDERS VOTE IN FAVOR OF THESE TWO NOMINEES

CONTINUING DIRECTORS

                                                                       Company
                                                                       Director     Term as Director
Name and Age                  Position With the Company and the Bank    Since           Expires
------------                  --------------------------------------    -----           -------
Wilbur J. Cross, 57           Director, Chairman of the Board,          1995             2002
                              President and Chief Executive
                              Officer of the Company and the Bank

Richard A. Marshall, 59       Director of the Company and the Bank      1995             2001

Allan D. Oren, 58             Director of the Company and the Bank      1995             2002

Edward P. Stiefel, 52         Director of the Company and the Bank      1995             2001

Board of Directors - Biographical Information

Business experience for the directors listed below comprises experience for at least the past five years.

Wilbur J. Cross. Mr. Cross, who joined the Bank in 1961, is Chairman of the Board, President and Chief Executive Officer of the Company and the Bank. He has been a director of the Bank since 1979 and President and Chief Executive Officer since 1984. Mr. Cross is also President of the Catskill Mountain Housing Development Corp., a nonprofit organization providing financial counseling and housing to low to moderate income residents of Greene County, New York, and past Treasurer and Director of the Columbia-Greene Community Foundation, Inc., which provides financial assistance to college students from low to moderate income families.

George P. Jones. Mr. Jones is the President of STG Company, Inc., a real estate development company and SNYT, Inc., a building maintenance company, both located in Greenville, New York. Mr. Jones also serves as Vice President of the Greenville Chamber of Commerce. Mr. Jones has been a director of the Bank since 1988.

Richard A. Marshall. Mr. Marshall is the President of Marshall's Garage, an automotive service station, and Marshall's Auto Exchange, an automobile dealership, both of which are located in Ravena, New York. He also is a member of the Capital District Automobile Dealers Association, a philanthropic organization located in Albany, New York. Mr. Marshall has been a director of the Bank since 1987.

Allan D. Oren. Mr. Oren is President of A. Oren & Sons Furniture Stores headquartered in Catskill. Mr. Oren also serves as a Director of the Quantum Fund, which provides low interest rate loans to small businesses in the Greene County area, and Vice President of the Columbia-Greene Community Foundation, Inc. Mr. Oren has been a director of the Bank since 1973.

Hugh J. Quigley. Mr. Quigley is President of Dynabil Industries, a company located in Greene County, New York and San Diego, California, which manufactures aircraft and aerospace components. He also serves as Vice Chairman of the Greene County Industrial Development Corp., which promotes industrial development in Greene County, and is a former President and Trustee Emeritus of the Columbia-Greene Community Foundation, Inc. Mr. Quigley is also a S.U.N.Y. Trustee for Columbia-Greene Community College. Mr. Quigley has been a director of the Bank since 1991.

Edward P. Stiefel, Esq. Mr. Stiefel is a principal in the law firm of Stiefel & Winans, Catskill, New York and has been engaged in the practice of law in Catskill since 1972. Mr. Stiefel also serves as a Trustee of the Pioneer Insurance Company. From time to time, Stiefel & Winans provides legal services to the Bank. Mr. Stiefel has been a director of the Bank since 1976.

Executive Officers Who Are Not Directors

Executive officers are elected for one-year terms and serve at the pleasure of the Board of Directors. Provided below is certain information regarding the executive officers of the Company and the Bank who are not directors.

David J. DeLuca. Mr. DeLuca, age 47, has been Vice President and Chief Financial Officer of the Company and the Bank since August 1996. He is also the Treasurer of the Company. Mr. DeLuca was Senior Vice President and Corporate Controller of KeyCorp, a bank holding company, from 1987 to 1994 and Senior Vice President and Manager of Corporate Planning and Forecasting of KeyCorp from 1994 to 1996. Mr. DeLuca is a certified public accountant.

David L. Guldenstern. Mr. Guldenstern, age 56, is Vice President and Secretary of the Bank, positions he has held since 1984. Mr. Guldenstern is also Vice President and Secretary of the Company. Mr. Guldenstern joined the Bank in 1970.

Deborah S. Henderson. Ms. Henderson, age 46, has been employed by the Bank since 1973 and is Vice President of Loan Administration and Operations and has been the Bank's Senior Loan Officer since 1988.

Keith A. Lampman. Mr. Lampman, age 33, is the Bank's Vice President of Branch Administration and Operations, a position he has held since December 1996. He has also served as the Bank's Compliance Officer since 1989. Mr. Lampman joined the Bank in 1988.

Meetings of the Board of Directors and Certain Committees

The Company's Board of Directors held 14 meetings during the 1999 fiscal year, which encompasses the period from October 1, 1998, through September 30, 1999. Each of the directors of the Company is also a director of the Bank. The Board of Directors of the Company has an Examining ("Audit") Committee and a Stock Option Plan and Management Recognition Plan Committee ("SOP and MRP Committee"). The entire Board of Directors acts as a nominating committee. The Bank also has a Compensation Committee and an Executive Committee.

The Examining Committee of the Company, which also serves as the audit committee of the Bank, consists of directors Jones, Quigley and Stiefel. The Examining Committee (i) recommends and maintains communications with the independent auditors; (ii) reviews the status of the annual audit; and (iii) supervises the Bank's internal auditor. Since the conversion of the Bank to stockholder ownership, and the more comprehensive financial statement audits conducted in connection with such ownership, the functions of the Examining Committee have been performed by the entire Board of Directors.

The SOP and MRP Committee consists of directors Marshall, Oren and Stiefel. The committee is responsible for determining and approving awards under the Company's 1996 Stock Option and Incentive Plan (the "Stock Option Plan") and the MRP. The committee also establishes rules and standards applicable to awards under those plans, as permitted by the plans. The committee met once during the 1999 fiscal year.

The Compensation Committee of the Bank consists of directors Marshall, Oren and Stiefel. Mr. Cross is a non-voting ex-officio member of the committee but he does not participate in decisions regarding his own compensation. The committee is responsible for determining officer and employee compensation and addresses other personnel matters. The committee met six times during the 1999 fiscal year.

The Executive Committee has the authority to approve security and loan transactions and to exercise most powers of the Board of Directors in the intervals between meetings of the Board. Any actions of this committee are reported to the Board at its next meeting. The committee met twelve times during the 1999 fiscal year.

The Board of Directors will consider nominees for directorships submitted by stockholders. Any stockholder desiring to propose a person as a possible director should submit in writing a detailed resume of such person and a statement of such person's knowledge, expertise and experience in banking and financial matters.

Voting Securities and Certain Holders Thereof

Stockholders of record as of the close of business on the Record Date will be entitled to one vote for each share of Common Stock then held. The following table sets forth information as of December 17, 1999, regarding share ownership of: (i) those persons or entities which management believes own beneficially more than five percent of the Common Stock; (ii) each of the Company's directors; (iii) each officer of the Company and the Bank who made in excess of $100,000 (salary and bonus) during the fiscal year ended September 30, 1999, (the "Named Officers"); and (iv) all directors and executive officers of the Company and the Bank as a group. Management knows of no person, except as listed below, who beneficially owned more than 5% of the Common Stock as of December 17, 1999. Information set forth in the table with respect to persons or entities who own beneficially more than five percent of the Common Stock is based upon filings with the Securities and Exchange Commission (the "SEC") made pursuant to
Section 13 of the Exchange Act and other sources believed by the Company to be reliable.

                                                                      Shares Beneficially Owned               Percent
Beneficial Owner                                                       at December 17, 1999(1)               of class(2)
----------------                                                       -----------------------               -----------
Catskill Financial Corporation Employee Stock
Ownership Plan
341 Main Street, Catskill, New York 12414                                    375,342(3)                         9.4%

Thomson, Horstmann & Bryant, Inc.
Park 80 West, Plaza Two, Saddle Brook, New Jersey 07663                      379,500(4)                         9.5%

Brandes Investment Partners, L.P.
12750 High Bluff Drive, San Diego, California 92130                          238,783(4)                         6.0%

Wellington Management Company, L.L.P.
75 State Street, Boston, Massachusetts 02109                                 234,000(4)                         5.9%

John Hancock Financial Services
101 Huntington Avenue, Boston, Massachusetts 02199                           210,000(4)                         5.3%

Wilbur J. Cross
Chairman of the Board and Chief Executive Officer                            143,477(5)                         3.6%

David J. DeLuca
Vice President and Chief Financial Officer                                    51,816(6)                         1.3%

Deborah S. Henderson
Vice President and Senior Loan Officer                                        43,379(7)                         1.1%

George P. Jones, Director                                                     32,856(8)                           *

Richard A. Marshall, Director                                                 64,239(9)                         1.6%

Allan D. Oren, Director                                                       77,935                            2.0%

Hugh J. Quigley, Director                                                     33,277(10)                          *

Edward P. Stiefel, Esq., Director                                             61,656                            1.5%

                                                                      Shares Beneficially Owned               Percent
Beneficial Owner                                                       at December 17, 1999(1)               of class(2)
----------------                                                       -----------------------               -----------
Directors and executive officers of the Company and the
Bank, as a group (10 persons)                                                564,538(11)                       14.2%

------------------

1 Amount includes shares held directly, as well as shares allocated to such individuals under the Catskill Financial Corporation Employee Stock Ownership Plan ("ESOP"), and other shares with respect to which a person may be deemed to have sole voting and/or investment power. The table also includes 4,551 shares awarded to each non-employee director pursuant to the MRP which are not vested and cannot be voted at the meeting. The table also includes 17,058 shares subject to options granted to directors Jones, Marshall and Quigley and 1,058 shares subject to options granted to director Oren pursuant to the Stock Option Plan because they were exercisable on the Record Date or within 60 days thereafter.

2 Based upon 3,982,142 shares outstanding on December 17, 1999, which includes 77,103 shares issued but unvested under the MRP and stock options for 192,931 shares exercisable on the Record Date or within 60 days thereafter. An asterisk ("*") means a percentage held of less than 1%.

3 Excludes 79,598 shares allocated to ESOP participants. First Bankers Trust Co., N.A., the trustee of the ESOP, may be deemed to own beneficially the unallocated shares held by the ESOP. Unallocated shares and allocated shares for which no voting instructions are received are voted in the same proportion as allocated shares voted by participants.

4 Shares are beneficially owned by an investment advisory company on behalf of certain of its clients. Amounts shown are based upon the most recent available reports filed pursuant to Section 13 of the Exchange Act and may not reflect actual beneficial ownership on the Record Date.

5 Includes 200 shares owned by Mr. Cross' wife, as to which he disclaims beneficial ownership; 9,310 shares allocated to Mr. Cross in the ESOP; 22,748 unvested MRP shares, which cannot be voted at the meeting; and 85,299 shares which Mr. Cross had the right to acquire on the Record Date or within 60 days thereafter pursuant to the Stock Option Plan.

6 Includes 11,800 unvested MRP shares, which cannot be voted at the meeting; 18,000 shares which Mr. DeLuca had the right to acquire on the Record Date or within 60 days thereafter pursuant to the Stock Option Plan; and 4,316 shares allocated to Mr. DeLuca in the ESOP.

7 Includes 4,800 unvested MRP shares, which cannot be voted at the meeting; 18,000 shares which Ms. Henderson had the right to acquire on the Record Date or within 60 days thereafter pursuant to the Stock Option Plan; and 5,379 shares allocated to Ms. Henderson in the ESOP.

8 Includes 425 shares owned by Mr. Jones' daughter, as to which he disclaims beneficial ownership.

9 Includes 5,000 shares owned by Mr. Marshall's wife and 3,000 shares owned by Mr. Marshall's daughters, as to which he disclaims beneficial ownership.

10 Includes 980 shares owned by Mr. Quigley's wife's Individual Retirement Account, as to which he disclaims beneficial ownership.

11 Includes 26,759 ESOP shares allocated to executive officers, 47,348 unvested MRP shares awarded to executive officers as a group and 22,755 unvested MRP shares awarded to non-employee directors, which MRP shares cannot be voted at the meeting. Also includes 140,699 stock options granted to executive officers and 52,232 stock options granted to non-employee directors, representing options exercisable on the Record Date or within 60 days thereafter.
--------------------


Director Compensation

The Company's non-employee directors are paid a quarterly retainer of $500 for their service on the Company's Board of Directors. In addition, the non-employee directors of the Bank are paid a fee of $1,000 for attendance at each regular meeting of the Bank's Board and also receive $300 per meeting for attendance at the Bank's Executive and Compensation Committees. Directors may defer their Bank fees until retirement, pursuant to a deferral plan under which fees once earned are deferred and credited with interest until paid. The Bank accrues a liability for the deferred fees as they are earned.

Executive Compensation

The Company has not paid any compensation to its executive officers since its formation. The Company does not presently anticipate paying any compensation to them until it becomes actively involved in the operation or acquisition of businesses other than the Bank, except for stock-based compensation pursuant to the Company's ESOP, MRP and Stock Option Plans.

The following table sets forth information concerning the compensation paid to the Company's named officers for services in all capacities to the Company for the fiscal years ended September 30, 1999, 1998 and 1997.

                                                  Summary Compensation Table

                                                                                                             Long-Term
                                                            Annual Compensation                         Compensation Awards
                                                ------------------------------------------   --------------------------------------
                                                                                                                   Options/Stock
              Name and                                                    Other Annual       Restricted Stock       Appreciation
         Principal Position              Year   Salary($)   Bonus($)    Compensation($)(1)    Awards($)(2,3)    Rights (SARs)(#)(4)
         ------------------              ----   ---------   --------    ------------------    --------------    -------------------
Wilbur J. Cross                          1999   $196,623     None            None                  None                  None
President, Chairman of the Board and     1998   $192,375     None            None                  None                  None
Chief Executive Officer                  1997   $182,876     None            None              $710,838               142,168

David J. DeLuca                          1999   $136,538     None            None              $ 41,094                  None
Vice President and                       1998   $127,190     None            None              $ 33,000                  None
Chief Financial Officer                  1997   $120,327     None            None              $234,688                45,000

Deborah S. Henderson                     1999   $104,810     None            None                  None                  None
Vice President and                       1998   $ 93,269     None            None                  None                  None
Senior Loan Officer                      1997   $ 85,846     None            None              $150,000                30,000


              Name and                       All Other
         Principal Position               Compensation($)(5)
         ------------------               ------------------
Wilbur J. Cross                                 $92,194
President, Chairman of the Board and            $45,446
Chief Executive Officer                         $ 5,629

David J. DeLuca                                 $ 4,168
Vice President and                              $ 3,732
Chief Financial Officer                            $ 36

Deborah S. Henderson                            $ 3,464
Vice President and                              $ 2,991
Senior Loan Officer                             $ 2,786


------------------------

1 Neither Mr. Cross, Mr. DeLuca nor Ms. Henderson received additional benefits or perquisites which in the aggregate exceeded 10% of their respective salary and bonus.

2 On September 30, 1999, Mr. Cross had 34,121 shares of unvested restricted stock with a value of $513,948, Mr. DeLuca had 14,900 shares with a value of $224,431 and Ms. Henderson had 7,200 shares with a value of $108,450, based upon a closing market price of $ 15.063 on that date. Mr. Cross, Mr. DeLuca and Ms. Henderson have been awarded 56,867, 22,500 and 12,000 shares of restricted stock respectively, under the MRP. The 56,867 shares of restricted stock awarded Mr. Cross, the 12,000 shares awarded to Ms. Henderson and 15,500 of the 22,500 shares awarded to Mr. DeLuca, vested 20% on October 24, 1997, 1998, and 1999 and an equal amount will vest on each of October 24, 2000 and 2001. 2,500 of the shares awarded to Mr. DeLuca vested 20% on August 19, 1998 and 1999, and an equal amount will vest on each of August 19, 2000, 2001 and 2002. 2,000 of the shares awarded to Mr. DeLuca vested 20% on August 1, 1999, and an equal amount will vest on each of August 1, 2000, 2001, 2002, and 2003. The remaining 2,500 shares awarded to Mr. DeLuca will vest 20% on August 1, 2000, 2001, 2002, 2003 and 2004.

3 Pursuant to the MRP, the payment of dividends declared or paid on restricted stock is deferred during the restricted period and credited to the participant's account, together with accrued interest at the rate of 5.83% per annum as determined by the SOP and MRP Committee. Payment of deferred dividends, together with accrued interest, is made upon the earlier to occur of the lapsing of the restriction (i.e., vesting of the award), death or disability of the participant.

4 Pursuant to the Stock Option Plan, on October 24, 1996, the Company granted Mr. Cross and Ms. Henderson options to purchase 142,168 and 30,000 shares of Common Stock, respectively. Also pursuant to the Stock Option Plan, on October 24, 1996 and August 19, 1997, the Company granted Mr. DeLuca options to purchase 35,000 shares and 10,000 shares, respectively, of Common Stock.

5 Amount includes Company matching contribution accrued to Mr. Cross' accounts under the Bank's 401(k) Plan of $4,984, $4,825 and $5,418 and life insurance premiums of $1,415, $193, and $211 for the 1999, 1998, and 1997 fiscal years, respectively, and $85,725 and $40,428 accrued to Mr. Cross' account under the Company's Supplemental Executive Retirement Plan for fiscal 1999 and 1998, respectively. Mr. DeLuca received matching contributions under the 401(k) Plan of $3,994 and $3,539 in 1999 and 1998, respectively, and received a benefit of $174, $193 and $36 in life insurance premiums for the 1999, 1998 and 1997 fiscal years. Ms. Henderson received matching contributions under the 401(k) Plan of $3,290, $2,798 and $2,575 in the 1999, 1998 and 1997 fiscal years and a benefit of $174, $193 and $211 in life insurance premiums in the 1999, 1998 and 1997 fiscal years.

----------------------------

                                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                                        AND FISCAL YEAR-END OPTION VALUES

                                                                                     Number of Securities
                                                                                Underlying Unexercised Options
                                                                                --------------------------------
                                   Shares Acquired       Value Realized
Name                               on Exercise (#)            ($)(2)            Exercisable        Unexercisable
----                               ---------------       --------------         -----------        -------------
Wilbur J. Cross                       None                     ---                 56,866             85,305

David J. DeLuca                      2,000                  $4,750                 13,000             27,000

Deborah S. Henderson                  None                     ---                 12,000             18,000

                                   Value of Unexercised In-The-Money
                                      Options at Fiscal Year End(1)
                                   ----------------------------------

Name                               Exercisable          Unexercisable
----                               -----------          -------------
Wilbur J. Cross                      $145,719              $218,594

David J. DeLuca                      $ 23,063              $ 53,813

Deborah S. Henderson                 $ 30,750              $ 46,125


----------------------------

1 Represents the difference between $15.063, the fair market value of the Common Stock on September 30, 1999, and the exercise price for such options.

2 Represents the difference between the fair market value of the Common Stock on the date of exercise and the exercise price for such options.

----------------------------

Employment Agreements. Each of the Bank and the Company has entered into an employment agreement with Wilbur J. Cross. The material terms and conditions of Mr. Cross' employment under the two agreements are identical, except as detailed below. However, they do not require duplicate payments by the Bank and the Company. Instead, the employment agreement with the Company guarantees the payments due to Mr. Cross under the employment agreement with the Bank.

The employment agreements provide for initial terms of three years, commencing on April 1, 1998, and for annual extensions, subject to a review and approval of such extensions by the Bank's and the Company's Board of Directors. Pursuant to the agreements, Mr. Cross' salary may not be reduced below his salary in effect from time to time thereunder. In the event of Mr. Cross' death while the agreements are in effect, his estate or his beneficiary would receive a payment in an amount equal to two times his then current salary and, during the remaining terms of the agreements, his dependents would continue to receive the health insurance and other benefits maintained for the benefit of other officers of the Bank.

The Bank or the Company may terminate Mr. Cross' employment at any time for cause as defined in the employment agreements. If Mr. Cross' employment is involuntarily terminated, he would be entitled to receive his annual salary, bonus, health and life insurance, and benefits under the Bank's employee benefit plans for the remaining terms of the agreements. For the purposes of the agreements, "involuntary termination" means: (i) termination of Mr. Cross' employment for any reason other than those reasons which constitute termination for cause; (ii) Mr. Cross' resignation following a material breach of the agreements by the Bank or the Company, including a material diminution or interference with his duties, responsibilities and benefits as President and Chief Executive Officer of the Bank or the Company; and (iii) his resignation, upon thirty days written notice, following a change in control of the Bank or the Company. As used in the agreements, a "change in control" generally means:
(i) the occurrence of an event that results in a change in control of the Company or the Bank within the meaning of the Home Owners' Loan Act; (ii) the acquisition by any person of beneficial ownership of 25% of the Bank's or the Company's outstanding securities; (iii) a change in control of a majority of the Bank's or the Company's Board of Directors as a result of a contested election; or (iv) the merger, consolidation or sale of substantially all of the assets of the Bank or the Company.

The employment agreements provide for the payment of severance benefits to Mr. Cross in the event of his involuntary termination within twelve months following a change in control. In general, the aggregate severance payment due to Mr. Cross under the employment agreements with the Company and the Bank is equal to 299% of his average annual compensation during his five most recent calendar years. If there had been a change in control under circumstances in which Mr. Cross would have been entitled to a payment under the employment agreements as of September 30, 1999, the Company and the Bank would have been required to pay him approximately $693,818 and provide to him continued benefits under their employee benefit plans for the remaining term of the agreements.

Cash and benefits paid to Mr. Cross under the employment agreements with the Bank and the Company together with payments under other benefit plans following a change in control of the Bank or the Company, as described above, may constitute an "excess parachute" payment under Section 280G of the Internal Revenue Code of 1986 (the "Code"), resulting in the imposition of a 20% excise tax on the recipient and the denial of the deduction for such excess amounts to the Company and the Bank. The employment agreement with the Company includes a provision indemnifying Mr. Cross on an after tax basis for any such excise taxes.

On August 1, 1998, the Bank entered into employment agreements with Messrs. DeLuca and Lampman, which were amended on August 1, 1999, to include death benefits. These agreements supersede prior severance agreements entered into between the Bank and Messrs. DeLuca and Lampman. On February 1, 1999, the Bank entered into an employment agreement with Ms. Henderson. The material provisions of the agreements with Mr. DeLuca, Mr. Lampman and Ms. Henderson are substantially the same as those contained in Mr. Cross' employment agreement with the Bank, except that they provide for initial terms of two years, severance payments limited to 200% of compensation in the event of a change in control of the Bank and they provide for a cash payment in the amount of their then current salary in the event of death.

Retirement Income Plan. The Bank sponsors a defined benefit pension plan for its employees (the "Pension Plan"). The Pension Plan is funded solely through contributions made by the Bank.

The following table sets forth information showing the annual benefit payable under the Pension Plan based upon average annual compensation ("Remuneration" in the table) and years of service as described below.

                                          Pension Plan Table

                                                         Years of Credited Service
                            -----------------------------------------------------------------------------------
Remuneration                      15                    20                     25                    30
---------------------       ---------------       ----------------       ---------------       ----------------
     $ 75,000                  $22,500                $30,000               $37,500                $45,000
      100,000                   30,000                 40,000                50,000                 60,000
      125,000                   37,500                 50,000                62,500                 75,000
      150,000                   45,000                 60,000                75,000                 90,000
      175,000                   48,000                 64,000                80,000                 96,000
      200,000                   48,000                 64,000                80,000                 96,000
      225,000                   48,000                 64,000                80,000                 96,000

The benefit  provided to a participant  at normal  retirement age (generally age
65) is based on the participant's average annual compensation during the 36 consecutive months within the final 120 months of service affording the highest such average ("average annual compensation"). Compensation for this purpose is the participant's base annual salary, including any contributions through a salary reduction arrangement to a cash or deferred plan under Section 401(k) of the Code, but exclusive of overtime, bonuses or any other special payments. Compensation in excess of $160,000 in the 1999 plan year may not be used to determine average annual compensation. The annual benefit provided to a participant who retires at age 65 is equal to 2% of average annual compensation for each year of service, not to exceed 30 years. Pension benefits are computed on a straight life annuity basis. The Pension Plan also provides for disability and death benefits.

The annual benefit provided to participants (i) at "early retirement age" (generally age 60) with at least five years of service who elect to defer the payment of their benefits to normal retirement age; (ii) at early retirement age with at least 30 years of service who elect to receive payment of their benefits prior to normal retirement age; or (iii) who commence receipt of their benefits beyond normal retirement age, are calculated basically in the same way as the benefits for normal retirement age, with average annual compensation being multiplied by 2% for each year of such individual's actual years of service, not to exceed 30 years. A participant eligible for early retirement benefits who does not meet the requirements set forth above will have his or her benefits adjusted as further described in the Pension Plan.

Mr. Cross, Ms. Henderson and Mr. DeLuca had 37, 25 and 2 years of service, respectively, under the Pension Plan at September 30, 1999.

Supplemental Executive Retirement Plan. The Company adopted a Supplemental Executive Retirement Plan (the "SERP") effective as of April 1, 1998. The SERP is an unfunded, nonqualified deferred compensation plan. Participation in the SERP is presently limited to Mr. Cross, but the Company may designate other Company and/or Bank employees as participants. Benefit accruals under the SERP are in the form of either elective deferred compensation or nonelective deferred compensation. Elective deferred compensation is compensation which a participant elects to defer under the SERP by reducing the participant's pay from the Company or the Bank. Nonelective deferred compensation is compensation which the Company or the Bank grants to the participant under the SERP, in their discretion. Presently, Mr. Cross has been granted nonelective deferred compensation under the Plan. Specifically, Mr. Cross' nonelective account under the SERP was credited with $40,000 during fiscal 1998, $80,000 during fiscal 1999 and will be credited with $40,000 during the period beginning October 1, 1999, and ending March 31, 2000. In addition, the SERP provides for the crediting of an investment return on his deferred compensation account. The Company has elected to credit interest quarterly, based on the prevailing prime rate. Interest earned in fiscal 1999 and 1998 was $5,725 and $428, respectively. The grant of nonelective deferred compensation to Mr. Cross was intended to restore certain benefits which Mr. Cross was unable to accrue under the Bank's
defined  benefit  pension  plan  because  of  certain   limitations  imposed  by
applicable law. In addition, Mr. Cross no longer earns a credited service benefit, because his length of service already exceeds the plan maximum. Mr. Cross is 100% vested in the nonelective deferred compensation described above.

Employee Stock Ownership Plan. The Company established an Employee Stock Ownership Plan (the "ESOP"), effective as of April 1996, which invests primarily in Common Stock, and is designed to qualify as a stock bonus plan under Section 401(a) of the Code and also to meet the requirements of Section 4975(e)(7) of the Code and Section 407(d)(6) of the Employee Retirement Income Security Act of 1974 ("ERISA"). The ESOP was initially funded with a loan from the Company (the "ESOP Loan") and the ESOP used the proceeds of that loan to acquire 454,940 shares of Common Stock in the Company's initial public offering.

For the fiscal year ended September 30, 1999, the Bank contributed $405,661 to the ESOP, which was used to pay interest and principal on the ESOP Loan. As a result, 22,755 shares of Common Stock were released from the lien of the ESOP Loan and were available for allocation to the accounts of individual participants. Of the shares allocated, 2,289 shares were allocated to Mr. Cross, 2,257 were allocated to Mr. DeLuca, 1,500 were allocated to Ms. Henderson and 8,089 shares were allocated to the other executive officers of the Company and the Bank as a group.

Director Death Benefit Plan. The Bank established a Director Death Benefit Plan, effective as of May 18, 1999. Directors of the Bank as of the effective date of the plan, who, on the effective date had completed, or thereafter complete, five consecutive years of service as a director of the Bank, are eligible for benefits under the plan, which are payable: (i) during the director's service in office; (ii) following voluntary resignation; or (iii) following failure to be elected as a director, but not in the event of removal for cause. The plan provides for a cash payment upon the death of an eligible director, to the director's estate or designated beneficiary, in the amount of $200,000, if the director held his or her office at the time of death or $100,000, if the director did not serve as such at the time of death. The plan may not be terminated or amended following a change in control of the Bank or the Company. Change in control has the same meaning in the plan as it does in the executive officers' agreements with the Bank.

Compensation Committee Report on Executive Compensation

In fulfillment of the SEC requirements for disclosure in proxy materials of the Compensation Committee's policies regarding compensation of executive officers, the committee has prepared the following report for inclusion in this proxy statement.

General Policy Considerations. The Board of Directors of the Bank has delegated to the Compensation Committee the responsibility and authority to oversee the general compensation policies of the Bank and to establish compensation plans and specific compensation levels for executive officers. The SOP and MRP Committee of the Company has been delegated the responsibility and authority to oversee the implementation of, and approve grants and awards under, the Stock Option Plan and MRP. Because the SOP and MRP Committee is composed of the same directors as the Compensation Committee (other than Mr. Cross who is a non-voting ex-officio member of the Compensation Committee), decisions of the two committees should be viewed together, and for the purposes of this discussion they will be referred to as the "Compensation Committees." From time to time, the Board of Directors as a whole participates in decisions regarding executive compensation and benefit plans.

The Compensation Committees have developed an executive compensation policy designed to: (i) offer competitive compensation to attract, motivate, retain and reward executive officers who are crucial to the long-term success of the Company; and (ii) encourage decision-making that maximizes long-term stockholder value. The Compensation Committees have sought to consider a multitude of factors in establishing appropriate levels of compensation for executive officers, with no one factor clearly overshadowing all the others.

The compensation package provided to the executive officers of the Bank is composed principally of base salary and stock-based incentive awards. Executive officers also participate in other benefit plans available to all eligible employees, including the ESOP.

The Compensation Committees consider a variety of factors in determining executive compensation. These factors generally fall into two categories, those that relate to specific work performed and expected of the officer and those that relate to the Company, the Bank, the local business economic conditions and other general matters. In the former category, the Committees consider, among other factors, the level of responsibility of each officer; the expertise and skill level required to perform the position; satisfaction of prior period goals and objectives; length of service; the complexity of work that may be required in connection with strategic plans or special projects; and prior compensation history. In the latter category, the Committees consider, among other factors, the Bank's earnings, capital and asset size; the results of government regulatory examinations; the Bank's regulatory ratings on safety and soundness, compliance and Community Reinvestment Act examinations; and performance and compensation programs of peer group banks.

Employee benefit plans represent an important component of any compensation package. The defined benefit pension plan and health insurance benefits available to all employees, including executive officers, provide competitive benefits comparable to those available at other institutions. Stock-based compensation plans, including the ESOP, the Stock Option Plan and the MRP, provide employees, including executive officers, with additional equity-based incentives to maximize long-term shareholder value.

The Compensation Committees' decisions are discretionary and are based upon subjective factors. No mathematical or similar objective formula is utilized to determine any compensation package. The Compensation Committee believes that a competitive employee benefit package is essential to achieving the goals of attracting and retaining highly qualified employees.

Chief Executive Officer  Compensation.  Total annual compensation paid to Wilbur
J. Cross, Chief Executive Officer, for fiscal 1999 was $196,623, as detailed in the above compensation table, and reflects a 2.2% increase from fiscal 1998. In determining total compensation paid to the Chief Executive Officer, including his benefits under the SERP, the Compensation Committee considered the factors discussed above and also considered a number of specific matters including stock-based compensation and benefit plans awarded or made available to chief executive officers of other converted thrift institutions, who have comparable length of service and senior management experience. In connection with its decision to adopt the SERP, the Compensation Committee recognized that Mr. Cross continues to work for the Bank but no longer earns benefits under the Bank's retirement plan because his length of service exceeds the maximum number of years that may be included in the benefit calculation under the Pension Plan and his salary exceeds the maximum amount that may be used for determining average annual compensation under the Pension Plan. The SERP was adopted to correct the unfairness of this situation. The Committee also concluded that it is fair and appropriate to include Mr. Cross in the Director's Death Benefit Plan, along with the non-employee directors. Mr. Cross does not participate in decisions regarding his own compensation.

This report is included herein at the direction of the Compensation Committee members, directors Wilbur J. Cross (ex-officio), Richard A. Marshall, Allan D. Oren, and Edward P. Stiefel.

Shareholder Return Performance Graph

Set forth below is a line graph comparing the cumulative total shareholder return on Catskill Financial Corporation Common Stock with the cumulative total shareholder return of (i) the NASDAQ total return for the U.S. Stock Market;
(ii) SNL's total return index for All Thrift stocks; and (iii) as a peer group comparison SNL's total return index for Thrifts with assets less than $500 million. In accordance with the SEC guidelines, the stock price on April 18, 1996, which was the date the Company's Common Stock commenced public trading, was used to establish the initial point in the following performance graph. The closing price on that date was $10.375. If the initial offering price of $10.00 were used, the cumulative shareholder return index would have been 159.99 as of September 30, 1999. Total return assumes the reinvestment of cash dividends.

          [GRAPHIC OMITTED -- GRAPH PLOTTED TO POINTS IN CHART BELOW]

                                                                                Period Ending
                                            ----------------------------------------------------------------------------------------
Index                                       4/18/96             9/30/96             9/30/97             9/30/98             9/30/99
------------------------------------------------------------------------------------------------------------------------------------
Catskill Financial Corporation               100.00              115.66              164.82              140.78              154.21
NASDAQ - Total US*                           100.00              108.45              148.90              151.42              246.02
SNL Thrift Index                             100.00              114.55              199.05              178.45              169.98
SNL <$500M Thrift Index                      100.00              107.56              167.98              157.11              177.37

Compensation Committee Interlocks and Insider Participation

The Compensation Committee of the Bank and the SOP and MRP Committee of the Company consists of Richard A. Marshall, Allan D. Oren and Edward P. Stiefel, all of whom are directors of the Company and the Bank but none of whom are or have been officers or employees of the Company or the Bank. Wilbur J. Cross, who is President, Chairman and Chief Executive Officer of the Company and the Bank, is an ex-officio, non-voting member of the Compensation Committee.

Edward P. Stiefel, Esq., is a partner in the law firm of Stiefel & Winans. That firm was retained by the Bank to provide legal services and received legal fees aggregating $17,850 during fiscal 1999 from the Company and the Bank, and $44,525 representing fees paid directly by borrowers on loan closings in which the firm represented the Bank.

Transactions with Directors and Officers

Some of the directors and executive officers of the Bank, as well as firms and companies with which they are associated, are and have been customers of the Bank. All of the Bank's transactions with such persons and entities were completed in the ordinary course of business and were on substantially the same terms as those prevailing at the time for comparable transactions with the general public.

In addition to such normal customer relationships, none of the directors or executive officers of the Company (or members of their immediate families) maintained, directly or indirectly, any significant business or personal relationship with the Company or the Bank during the 1999 fiscal year, other than as might arise by virtue of a position with or ownership interest in the Company, except as set forth in the preceding section.

              PROPOSAL II - RATIFICATION OF APPOINTMENT OF AUDITORS

The Company's Board of Directors appointed KPMG LLP as independent public accountants to audit the books of the Company for the fiscal year ended September 30, 2000, subject to ratification by the stockholders at the meeting. KPMG LLP has been employed regularly by the Company since it was formed in 1995 and by the Bank for more than twenty years to examine their books and accounts and for other purposes.

Representatives of KPMG LLP are expected to be present at the meeting and will have an opportunity to make such statements as they may desire. Such representatives are expected to be available to respond to appropriate questions from stockholders.

                  THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
                     THAT STOCKHOLDERS VOTE IN FAVOR OF THE
                   RATIFICATION OF THE APPOINTMENT OF AUDITORS

                                 OTHER BUSINESS

Management has no reason to believe that any other business will be presented at the meeting, but if any other business shall be presented, the proxies will vote on such matters in accordance with their judgment in the best interests of the Company.

In order for a stockholder of the Company to properly bring business before an annual meeting, such stockholder must first deliver notice thereof in writing to David L. Guldenstern, Secretary, at the Company's address, not less than 60 days prior to the anniversary of the preceding year's annual meeting. In the event that the date of the annual meeting is advanced by more than twenty days, or delayed by more than 60 days from such anniversary, notice by the stockholder must be delivered to the Company not later than the close of business on the later of the 60th day prior to such annual meeting or the tenth day following the day on which the notice of the meeting was mailed or public announcement made. The notice must set forth, in addition to the name of such stockholder and the class and number of shares of the Company stock owned by such stockholder, a brief description of the business desired to be brought, the reasons therefor and any material interest such stockholder has in such business.

                                     GENERAL

The Company's Annual Report to its Stockholders for the fiscal year ended September 30, 1999, including financial statements, is being concurrently furnished with this Proxy Statement to stockholders of record on the Record Date. The Annual Report is not part of the proxy solicitation material.

All shares represented by valid proxies sent to the Company to be voted at the meeting will be voted if received in time. Each proxy will be voted in accordance with the directions of the stockholder executing such proxy. If no directions are given, such proxy will be voted "FOR" the nominees presented herein and "FOR" the ratification of the appointment of auditors.

The cost of soliciting proxies relating to the meeting will be borne by the Company. In addition, directors, officers and regular employees of the Company and the Bank may solicit proxies personally, by telephone or by other means without additional compensation. The Company will, upon the request of brokers, dealers, banks and voting trustees, and their nominees, who were holders of record of shares of the Company's Common Stock or participants in depositories on the Record Date, bear their reasonable expenses for mailing copies of this Proxy Statement, the form of proxy and the Notice of the Annual Meeting, to the beneficial owners of such shares.

                               2001 ANNUAL MEETING

The Company's Board of Directors will establish the date for the 2001 Annual Meeting of Stockholders. In order for a stockholder to be entitled, under the regulations of the SEC, to have a stockholder proposal included in the Company's Proxy Statement for the 2001 meeting, the proposal must be received by the Company at its principal executive offices, 341 Main Street, Catskill, New York 12414, Attention: David L. Guldenstern, Secretary, not less than 120 days in advance of the date in 2001 which corresponds to the date in 2000 on which these proxy materials are released to stockholders. The stockholder must also satisfy the other requirements of SEC Rule 14a-8.

THE COMPANY WILL FURNISH, WITHOUT CHARGE TO ANY STOCKHOLDER SUBMITTING A WRITTEN REQUEST, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR 1999 REQUIRED TO BE FILED WITH THE SECURITIES AND EXCHANGE COMMISSION. SUCH WRITTEN REQUEST SHOULD BE DIRECTED TO DAVID L. GULDENSTERN, SECRETARY, AT THE COMPANY'S ADDRESS STATED HEREIN. THE FORM 10-K REPORT IS NOT A PART OF THE PROXY SOLICITATION MATERIALS.

                    PLEASE SIGN, DATE AND MAIL YOUR PROXY NOW


Catskill, New York
January 14, 2000

                                 REVOCABLE PROXY
                         CATSKILL FINANCIAL CORPORATION

[ X ]     PLEASE MARK VOTES
          AS IN THIS EXAMPLE

                      THIS PROXY IS SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS.

   The undersigned hereby appoints the Board of Directors of Catskill Financial Corporation, or their successors in office, Proxies, with full power of substitution, to represent and vote all stock that the undersigned is entitled to vote at the Annual Meeting of Stockholders of Catskill Financial Corporation, to be held on February 15, 2000 at 7:00 p.m. at Catskill Savings Bank, 341 Main Street, Catskill, New York, or at any adjournments thereof upon the matters described in the accompanying Proxy Statement and upon other business that may properly come before the meeting or any adjournment thereof. Said Proxies are directed to vote or refrain from voting as marked hereon upon the matters listed herein, and otherwise in their discretion.

1. ELECTION OF TWO DIRECTORS FOR THREE YEAR TERMS.

Nominees: George P. Jones      Hugh J. Quigley

[   ] For      [   ] Withhold         [   ] For All Except

INSTRUCTION:To withhold authority to vote for any individual nominee, mark "For All Except" and write that nominee's name in the space provided below.

--------------------------------------------------------------------------------

2. Proposal to approve the appointment OF KPMG LLP as the independent auditors for the current fiscal year.

[   ] For       [   ] Against       [   ] Abstain


THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR THE ABOVE PROPOSALS. PLEASE SIGN, DATE AND RETURN THIS PROXY.

THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO DIRECTION IS SPECIFIED, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED ABOVE AND ITEM 2.

THIS PROXY MAY BE REVOKED AT ANY TIME BEFORE IT IS VOTED. PLEASE DATE, SIGN AND RETURN IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                     ______________________________________
                                      Date

                     ______________________________________
                             Stockholder sign above

                     ______________________________________
                          Co-holder (if any) sign above

   Detach above card, sign, date and mail in postage paid envelope provided.

                         CATSKILL FINANCIAL CORPORATION

   Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

                               PLEASE ACT PROMPTLY
                     SIGN, DATE & MAIL YOUR PROXY CARD TODAY